UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2022

ENOVA INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35503	45-3190813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 West Jackson Boulevard
Chicago, Illinois		60604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 568-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.00001 par value per share	ENVA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

RAOD Facility

On March 18, 2022, Receivable Assets of OnDeck, LLC (“RAOD”), a wholly-owned indirect subsidiary of Enova International, Inc. (the “Company”), amended its existing revolving receivables facility (the “Truist Facility”) by entering into that certain Amendment No. 7 to Fourth Amended and Restated Credit Agreement (the “Seventh Amendment”) with the lenders party thereto from time to time and Truist Bank, as administrative agent.

Among other changes, the Seventh Amendment increases the commitment amount of the Class A revolving loans from $150,000,000 to $200,000,000 and the commitment amount of the Class B revolving loans from $27,631,578.95 to $36,842,105.27.

The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amended and Restated Credit Agreement, as amended by the Seventh Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2022.

PacWest Facility

On March 24, 2022, EFR 2018-1, LLC (“EFR 2018-1”), a wholly-owned indirect subsidiary of the Company, amended its existing revolving receivables facility (the “PacWest Facility”) by entering into that certain Second Amendment to Loan and Security Agreement (the “Second Amendment”) with the lenders party thereto from time to time and Pacific Western Bank, as agent.

Among other changes, the Second Amendment increases the commitment amount of the revolving loans from $150,000,000 to $200,000,000 and extends the Maturity Date from September 15, 2026 to March 24, 2027.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Loan and Security Agreement, as amended by the Second Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2022.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Enova International, Inc.

Date:	March 24, 2022	By:	/s/ Sean Rahilly
Sean Rahilly General Counsel & Secretary